UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)	May 7, 2020

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-49731	52-1726127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Westgate Circle, Suite 200, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

410-260-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SVBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 7, 2020, at which time the stockholders (i) elected three directors for a three-year term and one director for a two-year term, (ii) ratified the appointment of Yount, Hyde & Barbour, P.C. as independent registered public accounting firm for Severn Bancorp, Inc. for the year ending December 31, 2020, (iii) approved a non-binding advisory proposal on executive compensation, referred to as “say-on-pay”, (iv) and approved a non-binding, advisory proposal on whether the say-on-pay vote should occur once every three years, referred to as “say-on-frequency”.

The names of the directors who were elected at the Annual Meeting of Stockholders for a three-year term are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Jones	7,060,041	433,107	2,680,433
John Lamon	7,052,461	440,687	2,680,433
Konrad Wayson	7,061,585	431,563	2,680,433

The name of the director who was elected at the Annual Meeting of Stockholders for a two-year term is as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dale Shields	7,093,966	399,182	2,680,433

The names of the directors whose terms of office continued after the Annual Meeting of Stockholders are as follows:

Alan J. Hyatt
James H. Johnson, Jr.
Mary Kathleen Sulick
Eric M. Keitz
Raymond S. Crosby

The stockholders of the Company ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 as follows:

	Votes For	Votes Against	Votes Abstain
Appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm	10,136,819	29,288	7,474

The stockholders of the Company approved a non-binding advisory proposal on executive compensation, referred to as “say-on-pay”, as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non- Votes
Approval of a non-binding advisory proposal on executive compensation, referred to as “say-on-pay”	7,314,732	70,352	108,064	2,680,433

The stockholders of the Company approved a non-binding, advisory proposal on whether the say-on-pay vote should occur once every three years, referred to as “say-on-frequency”, as follows:

	For 1 Year	For 2 Years	For 3 Years	Votes Abstain	Broker Non- Votes
Approval of a non-binding, advisory proposal on whether the say-on-pay vote should occur once every three years, referred to as “say-on-frequency”	1,691,574	191,037	5,502,713	107,824	2,680,433

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated: May 8, 2020	By:	/s/Vance W. Adkins
Vance W. Adkins
Executive Vice President & Chief Financial Officer